EXHIBIT 10.19

                              ARTICLES OF MERGER

                                CINEPORTS, INC.
                            (a Nevada corporation)

                                     AND

                               CINEPORTS.COM, INC.
                           (a Delaware corporation)


The undersigned corporations, desiring to merge a Delaware corporation, Cineports.com, Inc., as the merging corporation, with and into a Nevada corporation, Cineports, Inc., a wholly-owned subsidiary of Cavalcade of Sports Media, Inc., as the surviving corporation, hereby sign, seal, and present for filing these Articles of Merger as required by the corporate law of Nevada, as follows:

1.  The names of the constituent corporations are:

          Merging Corporation:
                    Cineports.com, Inc., a Delaware corporation, having its principal executive offices at 1000 Vermont Avenue, NW, Suite 450, Washington, D.C. 20005

          Surviving Corporation:
                    Cineports, Inc., a Nevada corporation, having its principal executive offices at 12868 Via Latina, Del Mar 92014, which is the subsidiary of Cavalcade of Sports Media, Inc., also a Nevada corporation

2.  The addresses of the corporations are:

     Cineports.com, Inc. (Delaware)     Cineports, Inc. (Nevada)
     1000 Vermont Avenue, NW            12868 Via Latina
     Suite 450                          Del Mar, California 92014
     Washington, D.C. 20005

3. This merger is permitted under the laws of the States of Delaware and Nevada. Cineports.com, Inc. (Delaware) and Cineports, Inc. (Nevada) have complied with the applicable provisions of the laws of the States of Delaware and Nevada.

4. The Plan and Agreement of Merger was adopted by the respective Boards of Directors and was submitted to the vote of the stockholders of both corporations and was adopted by majority vote of the shareholders of the merging corporation and the parent corporation on July 10, 2002. In both cases, the approval was by a sufficient vote to authorize the merger under the respective corporation laws of Nevada and Delaware.

5.  The shares of the Delaware corporation shall be canceled.

ARTICLES OF MERGER
Cineports, Inc. (Nevada)
and Cineports.com, Inc. (Delaware)
PAGE 2


6. The Articles of Incorporation of Cineports, Inc. (Nevada) will not be amended in conjunction with the merger.

7. The merger shall be effective upon the filing of these Articles of Merger in the state of Nevada.

8. The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the merging corporation, or of any obligation of the surviving corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholders in any appraisal proceedings. The surviving corporation irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process and to send it to:

          Cineports, Inc.
          12868 Via Latina
          Del Mar, California 92014

9. A copy of the Plan and Agreement of Merger is on file at the offices of the surviving corporation. A copy will be furnished by the surviving corporation, without cost, to any stockholder of a constituent corporation, upon request.

IN WITNESS WHEREOF, the constituent corporations have executed these Articles of Merger this 10th day of July, 2002.

                                 CINEPORTS, INC.
                                   (Nevada)

ATTEST:

                                 By:_______________________________
                                    Edward E. Litwak, President

____________________________
Secretary


                                 CINEPORTS.COM, INC.
                                   (Delaware)

ATTEST:

                                 By:________________________________
                                    Jefferson D. Simmons, President
____________________________
Secretary

ARTICLES OF MERGER
Cineports, Inc. (Nevada)
and Cineports.com, Inc. (Delaware)
PAGE 3



                                ACKNOWLEDGMENT

DISTRICT OF COLUMBIA:
                    :ss.
CITY OF WASHINGTON  :


     Personally appeared before me, a notary public in and for said County and State, Edward E. Litwak and Richard C. Fox, known to me or duly proved to me, who stated that they were the President and Acting Secretary, respectively, of Cineports, Inc., a Nevada corporation and they acknowledged that they had executed the foregoing Articles of Merger on behalf of Cineports, Inc. (Nevada) for the purposes stated therein.


                                         ____________________________________


My Commission Expires:


                                ACKNOWLEDGMENT

DISTRICT OF COLUMBIA:
                    :ss.
CITY OF WASHINGTON  :


     Personally appeared before me, a notary public in and for said County and State, Jefferson D. Simmons and Arnold P. Lutzker known to me or duly proved to me, who stated that they were the President and Secretary, respectively, of Cineports.com, Inc., a Delaware corporation and they acknowledged that they had executed the foregoing Articles of Merger on behalf of Cineports.com, Inc. for the purposes stated therein.


                                         ____________________________________

My Commission Expires: